SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549




                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




Date  of  Report  (Date  of  earliest  event  reported)    April  21,  1999


                             TRI-VALLEY CORPORATION
                             ----------------------
          (Exact  name  of  registrant  as  specified  in  its  charter)


             DELAWARE                         0-6119             84-0617433
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(State  or  other  jurisdiction                (Commission       (IRS  Employer
    of  incorporation)                       File  Number)   Identification no.)


 230  South  Montclair  Street,  Suite  101  Bakersfield,  CA  93309
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   (Address  of  principal  executive  office)              (Zip  code)



Registrant's  telephone  number,  including  area  code:  (661)  837-9300
                                                 -----------------------------

ITEM  5  OTHER  EVENTS
-------

Tri-Valley Oil & Gas Co., a wholly owned subsidiary of the registrant, closed its offices April 8, 1999 in Carpinteria, California and consolidated those operations in the Bakersfield, California headquarters of the registrant. Subsequent to the closing, TVOG terminated its vice president of energy ventures and exploration manager, as well as its operations manager, effective April 15, 1999.

All those functions will be handled out of the Bakersfield headquarters under the direct supervision of TVOG's president.











                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             TRI-VALLEY CORPORATION





April  21,  1999                /s/  Thomas  J.  Cunningham
                                ---------------------------
                                Thomas  J.  Cunningham
                                Chief  Financial  Officer